CAPITAL MANAGEMENT (Tables)	12 Months Ended
Dec. 31, 2024
Capital Management
SCHEDULE OF CAPITAL STRUCTURE

	As of December 31,
	2024	2023
	USD’000	USD’000
Interest-bearing bank borrowings	—	—
Note payable	5,187	2,111
Amounts owed to related parties	272	78
Total debts	5,459	2,189
Less: Cash and cash equivalents (excluding restricted bank balances)	(1,047)	(538)
Net debts	4,412	1,651
Equity attributable to shareholders of the Company	25,553	13,985
Gearing ratio	17%	12%